                                                                Exhibit 10.23

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of September 11, 1996, by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), THE COMPANY STORE, INC., a Wisconsin corporation ("TCSI"), TWEEDS, INC., a Delaware corporation ("Tweeds"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), and THE AUSTAD COMPANY, a South Dakota corporation ("Austad"; and together with HDPI, Brawn, GBM, Gump's, TCSI, Tweeds, LWI, Aegis, HDV and Hanover Realty, each individually referred to herein as a "Borrower" and collectively, "Borrowers") and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), AEGIS RETAIL CORPORATION, a Delaware corporation, AEGIS SAFETY HOLDINGS, INC., a Delaware corporation, AEGIS VENTURES, INC., a Delaware corporation, AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation, BRAWN WHOLESALE CORP., a California corporation, THE COMPANY FACTORY, INC., a Wisconsin corporation, THE COMPANY OFFICE, INC., a Wisconsin corporation, COMPANY STORE HOLDINGS, INC., a Delaware corporation, D.M. ADVERTISING, INC., a New Jersey corporation, GUMP'S CATALOG, INC., a Delaware corporation, GUMP'S HOLDINGS, INC., a Delaware corporation, HANOVER CASUALS, INC., a Delaware corporation, HANOVER CATALOG HOLDINGS, INC., a Delaware corporation, HANOVER FINANCE CORPORATION, a Delaware corporation, HANOVER LIST MANAGEMENT INC., a New Jersey corporation, HANOVER VENTURES, INC., a Delaware corporation, LEICHTUNG OF MICHIGAN, INC., a Michigan corporation, LWI RETAIL, INC., an Ohio corporation, SCANDIA DOWN CORPORATION, a Delaware corporation, TWEEDS OF VERMONT, INC., a Delaware corporation, YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation, and AUSTAD HOLDINGS, INC., a Delaware corporation (each individually a "Guarantor" and collectively, "Guarantors").


                              W I T N E S S E T H:


                  WHEREAS, Borrowers, Guarantors and Lender entered into the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, and the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996 (the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

                  WHEREAS, Borrowers and Guarantors have informed Lender that an Appraisal of the Inventory of Revolving Loan Borrowers presently being conducted by the Appraiser is expected to indicate that the Value of the Eligible Inventory of Revolving Loan Borrowers, the Net Orderly Liquidation Value of the Eligible Inventory of Revolving Loan Borrowers, other than Gump's, and the Net GOB Value of Eligible Inventory of Gump's are lower than such values of the Eligible Inventory of such Revolving Loan Borrowers contained in the Appraisal, dated September 28, 1995, with respect to the Inventory of Revolving Loan Borrowers, which is the most recent Appraisal heretofore delivered to Lender; and

                  WHEREAS, Borrowers and Guarantors have requested that Lender, solely as an accommodation to Borrowers and Guarantors, defer on a temporary basis making an adjustment to the Inventory Loan Formulas based on the results of the Appraisal presently being conducted; and

                  WHEREAS, Borrowers and Guarantors have informed Lender that IMR intends to make a loan to Hanover in the original principal amount of $10,000,000, the proceeds of which will be used solely by Hanover to make intercompany loan(s) to Revolving Loan Borrowers, to be used by Revolving Loan Borrowers solely for working capital purposes of Revolving Loan Borrowers; and

                  WHEREAS, Borrowers and Guarantors have requested that Lender waive the failure of Deferred Billing Borrowers to satisfy the Accounts Loan Financial Test with respect to the Measurement Quarters for certain Program Quarters, temporarily waive a certain Event of Default, and agree to increase temporarily the Revolving Accounts Loan sublimit; and

                  WHEREAS, Lender is willing to agree to the foregoing, subject to the terms and conditions contained herein; and

                  WHEREAS, the parties to the Loan Agreement desire to enter into this Fifth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such amendments, agreements and waivers to the extent set forth herein, and subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1.       Definitions.

                           (a) Additional Definitions. As used herein or in any
of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                                    (i) "Accounts Sublimit Increase Period"
shall mean the period commencing on November 15, 1996 and ending on January 15, 1997.

                                    (ii) "Inventory Formula Non-Adjustment
Period" shall mean the period commencing on the date hereof and ending on the earlier of (A) the close of business on November 14, 1996, subject to the second proviso contained in Section 2(b)(i) of this Amendment, or (B) the occurrence or existence of an Incipient Default or Event of Default.

                                    (iii) "September 1996 Appraisal" shall mean
the Appraisal prepared by Daley-Hodkin Appraisal Corporation, expected to be delivered to Lender during September 1996, setting forth the Values of the Inventory of Revolving Loan Borrowers, the Net Orderly Liquidation Value of Inventory of Revolving Loan Borrowers, other than Gump's, and the Net GOB Value of Gump's Inventory.

                                    (iv) "September 1996 Intercompany Loans"
shall mean the intercompany loans made, contemporaneously herewith, by Hanover to the Revolving Loan Borrowers, funded with the proceeds of the $10,000,000 IMR Loan.

                                    (v) "$10,000,000 IMR Loan" shall mean the
loan in the original principal sum of $10,000,000 made by IMR to Hanover, contemporaneously herewith.

                                    (vi) "$10,000,000 IMR Note" shall mean the
Promissory Note, dated of even date herewith, by Hanover payable to IMR in the original principal amount of $10,000,000 delivered to evidence the $10,000,000 IMR Loan plus interest thereon.

                           (b) Amendment to Definition. Section 1.23 of the Loan
Agreement is hereby amended by deleting the proviso appearing at the end thereof and substituting the following proviso therefor, effective as of the date hereof:

                                    "; provided, however, that solely for
                           purposes of calculating Consolidated Working Capital hereunder, the outstanding balance of the Revolving Loans and Term Loans and the outstanding balance of the $10,000,000 IMR Note shall not be considered current liabilities."

                           (c) Interpretation. For purposes of this Amendment,
unless otherwise defined herein, all capitalized terms used herein that are defined in the Loan Agreement, shall have the respective meanings given to such terms in the Loan Agreement.

                  2. Use of Proceeds and Repayment of IMR Loan.

                           (a) Hanover agrees to use the proceeds of the
$10,000,000 IMR Loan solely to make the September 1996 Intercompany Loans to Revolving Loan Borrowers and Revolving Loan Borrowers agree to use the proceeds of such intercompany loans from Hanover solely for working capital purposes of Revolving Loan Borrowers. Hanover and Revolving Loan Borrowers shall arrange for the disbursement of the $10,000,000 IMR Loan and the corresponding September 1996 Intercompany Loans by Hanover to Revolving Loan Borrowers, by wire transfer(s) directly from IMR to Lender, for credit to the applicable Revolving Loan Borrowers' Revolving Loan accounts maintained by Lender.

                           (b) Notwithstanding Section 6.5(b)(ii) of the Loan
Agreement,

                                    (i) Revolving Loan Borrowers may, on
November 14, 1996, use the proceeds of Revolving Loans made on November 14, 1996, to make payments to Hanover, or directly to IMR at the direction of Hanover, in respect of the valid intercompany Indebtedness owed to Hanover in respect of the September 1996 Intercompany Loans; provided, that, (A) Lender shall have received from Hanover, by no later than 11:00 a.m. on November 14, 1996, (1) written notice setting forth the amount of the payment proposed to be made on November 14, 1996 by Revolving Loan Borrowers to Hanover or to IMR at the direction of Hanover, in respect of the then-outstanding amount of Indebtedness in respect of the September 1996 Intercompany Loans, which amounts shall then be used by Hanover (or credited by IMR if received directly) to repay the then-outstanding balance of the Indebtedness of Hanover evidenced by the $10,000,000 IMR Note, and (2) all information not then in the possession of Lender necessary to make the calculation of Excess Availability on November 14, 1996 in accordance with clause (i)(B) below, and (B) Lender has advised Hanover that Revolving Loan Borrowers will have Excess Availability of not less than Twelve Million Five Hundred Thousand Dollars ($12,500,000) on November 14, 1996 immediately prior to making such payment but after giving effect to the application of proceeds of Collateral received by Lender on such date and after giving effect to any other Loans or Letter of Credit Accommodations to be made or provided on such date; provided further, that, if Lender does not advise Hanover on November 14, 1996 of the amount of Excess Availability (if any) available to Revolving Loan Borrowers as provided in the foregoing clause
(i)(B), but subject to the conditions set forth in the foregoing clause (i)(A), the Inventory Formula Non-Adjustment Period shall be extended until the close of business on the date Lender has advised Hanover of the amount of such Excess Availability (if any); and

                                    (ii) Revolving Loan Borrowers may use the
proceeds of Revolving Loans made on or after November 15, 1996 to make payments on or after November 15, 1996 to Hanover, or to IMR at the direction of Hanover, in respect of the valid intercompany Indebtedness owed to Hanover in respect of the September 1996 Intercompany Loans; provided, that, (A) Lender shall have received from Hanover, by no later than 11:00 a.m. on each date of proposed payment, (1) written notice setting forth the amount of such proposed payment to be made by Revolving Loan Borrowers to Hanover or to IMR at the direction of Hanover, in respect of the then-outstanding amount of Indebtedness in respect of the September 1996 Intercompany Loans, which amounts shall then be used by Hanover (or credited by IMR if received directly) to repay the then-outstanding balance of the Indebtedness of Hanover evidenced by the $10,000,000 IMR Note, and (2) all information not then in the possession of Lender necessary to make the calculation of Excess Availability on such date in accordance with clause
(ii)(B) below and (B) Lender has advised Hanover on such date of proposed repayment that Revolving Loan Borrowers will have Excess Availability of not less than Two Million Five Hundred Thousand Dollars ($2,500,000) immediately after giving effect to such payment, the application of proceeds of Collateral received by Lender on such date and after giving effect to any other Loans or Letter of Credit Accommodations to be made or provided on such date.

                           (c) For purposes of Lender's determination of Excess
Availability, Excess Availability shall be calculated based upon the Revolving Loan Formulas, the applicable lending sublimits with respect to each Revolving Loan Borrower and the Revolving Loan Limit, as each is then in effect on the date of any such determination.

                  3. Certain Reductions in Inventory Lending Formulas.

                           (a) Notwithstanding the absolute right of Lender to
reduce the Inventory Loan Formulas based upon the September 1996 Appraisal, which right is hereby confirmed by Borrowers and Guarantors, but without limiting any other rights or remedies of Lender under the Loan Agreement and in the other Financing Agreements, Lender agrees, as an accommodation to Borrowers and Guarantors, during the Inventory Formula Non-Adjustment Period, to defer making adjustments in the Inventory Loan Formulas to the extent based on the results of the September 1996 Appraisal.

                           (b) Immediately upon the termination of the Inventory
Formula Non-Adjustment Period, or at any time or times thereafter, Lender shall have the right, in its absolute discretion, to make any adjustments to the Inventory Loan

Formulas then or thereafter in effect as Lender shall determine based on the results of the September 1996 Appraisal.

                           (c) Nothing contained in this Amendment shall in any
way (i) limit or affect Lender's rights or remedies to adjust the Revolving Loan Formulas for any reasons, other than the deferral of adjustments based on than the results of the September 1996 Appraisal for the period and on the terms provided herein, or (ii) limit or affect Lender's rights or remedies upon an Event of Default or Incipient Default.

                  4. Waivers. Subject to the terms and conditions contained herein: (a) Lender hereby waives, but only with respect to the Program Quarters ending prior to December 29, 1996, the failure of Deferred Billing Borrowers to satisfy the Accounts Loan Financial Test with respect to the respective Measurement Quarters applicable to such Program Quarters; and (b) Lender hereby waives, but only for the period effective as of the date hereof and ending on the close of business on December 31, 1996, any Event of Default arising under
Section 7.1(i) of the Loan Agreement consisting solely of the cumulative losses of Hanover and its Subsidiaries incurred from November 14, 1995 through September 28, 1996. The foregoing temporary waiver under Section 4(b) hereof shall not be deemed to limit or impair Lender's rights or remedies in respect of any Event of Default arising under Section 7.1(b) of the Loan Agreement by reason of breach of the financial covenants set forth in Section 6.19 or Section
6.20 of the Loan Agreement, none of which Events of Default, rights or remedies are being waived hereby, temporarily or otherwise.

                  5. Deferred Billing Receivables Advance Rate. Effective immediately, Section 2.1(a) of the Loan Agreement shall be deemed amended by deleting the words "eighty percent (80%)" between the word "to" and the word "of" in the fifth line of Section 2.1(a) of the Loan Agreement and substituting therefor the words "seventy percent (70%)."

                  6. Temporary Increase in Revolving Accounts Loan Sublimit. Notwithstanding Section 2.2(j) of the Loan Agreement, but subject to all other rights of Lender under the Loan Agreement and the other Financing Agreements, during the Accounts Sublimit Increase Period, the aggregate amount of Revolving Accounts Loans for all Deferred Billing Borrowers shall not at any one time outstanding exceed Eleven Million Dollars ($11,000,000). Lender shall have the right, from time to time during the Accounts Sublimit Increase Period, to establish and revise Revolving Accounts Loan sublimits for each Deferred Billing Borrower, within the overall Eleven Million Dollar ($11,000,000) sublimit applicable to all Revolving Accounts Loans. On and after the close of business on the last day of the Accounts Sublimit Increase Period, (i) the aggregate amount of

Revolving Accounts Loans for all Deferred Billing Borrowers shall not at any one time outstanding exceed Ten Million Dollars ($10,000,000) and (ii) Lender shall have the right, from time to time thereafter, to establish and revise Revolving Accounts Loan sublimits for each Deferred Billing Borrower, within the overall Ten Million Dollar ($10,000,000) sublimit applicable to all Revolving Accounts Loans.

                  7. Representations and Warranties. Borrowers represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                           (a) This Amendment has been duly authorized, executed
and delivered by all necessary action of each of the Borrowers and Guarantors which is a party hereto, and is in full force and effect, and the agreements and obligations of Borrowers and Guarantors, as the case may be, contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

                           (b) Neither the execution and delivery of the
$10,000,000 IMR Note, the making of the September 1996 Intercompany Loans, or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (i) has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Hanover or any other Guarantor or any Borrower is a party or may be bound, or (iii) does or shall violate any provision of the Certificate of Incorporation or ByLaws of Hanover or any other Guarantor or any Borrower.

                           (c) All of the representations and warranties set
forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                           (d) After giving effect to the provisions of this
Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

                  8. Conditions Precedent. Concurrently with the execution hereof, and as a condition to the effectiveness of this Amendment and the agreement of Lender to the modifications, waivers and amendments set forth in this Amendment:

                           (a) Lender shall have received an original of this
Amendment, in form and substance satisfactory to Lender and its counsel, duly authorized, executed and delivered by Borrowers and Guarantors; and

                           (b) Lender shall have received, each in form and
substance satisfactory to Lender, (i) a true and complete copy of the $10,000,000 IMR Note and all agreements, documents and instruments relating thereto, and (ii) a letter agreement among IMR, Hanover and Lender acknowledging, among other things, the terms and conditions of the repayment of the September 1996 Intercompany Loans and of the indebtedness evidenced by the $10,000,000 IMR Note, each duly authorized, executed and delivered by Hanover and IMR.

                  9. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. No waivers of Events of Default or Incipient Defaults and, except as expressly provided herein, no other waivers or any modifications to the Loan Agreement or any of the other Financing Agreements, or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

                  10. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

                  11. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

                  12. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  13. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.


                                        CONGRESS FINANCIAL CORPORATION

                                        By: /s/ Janet S. Last
                                            _________________________

                                        Title: Vice President
                                              ______________________


                                        HANOVER DIRECT PENNSYLVANIA, INC.

                                        By: /s/ Edward J. O'Brien
                                            _________________________

                                        Title:  Vice President
                                               ______________________


                                        BRAWN OF CALIFORNIA, INC.

                                        By: /s/ Edward J. O'Brien
                                            _________________________

                                        Title:  Vice President
                                               ______________________


                                        GUMP'S BY MAIL, INC.

                                        By: /s/ Edward J. O'Brien
                                            _________________________

                                        Title:  Vice President
                                               ______________________


                                        GUMP'S CORP.

                                        By: /s/ Edward J. O'Brien
                                            _________________________

                                        Title:  Vice President
                                               ______________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                        THE COMPANY STORE, INC.

                                        By: /s/ Edward J. O'Brien
                                           _________________________

                                        Title: Vice President
                                              ______________________


                                        TWEEDS, INC.

                                        By: /s/ Edward J. O'Brien
                                           _________________________

                                        Title: Vice President
                                              ______________________


                                        LWI HOLDINGS, INC.

                                        By: /s/ Edward J. O'Brien
                                           _________________________

                                        Title: Vice President
                                              ______________________


                                        AEGIS CATALOG CORPORATION

                                        By: /s/ Edward J. O'Brien
                                           _________________________

                                        Title: Vice President
                                              ______________________


                                        HANOVER DIRECT VIRGINIA INC.

                                        By: /s/ Edward J. O'Brien
                                           _________________________

                                        Title: Vice President
                                              ______________________


                                        HANOVER REALTY, INC.

                                        By: /s/ Edward J. O'Brien
                                           _________________________

                                        Title: Vice President
                                              ______________________


                                        THE AUSTAD COMPANY

                                        By: /s/ Edward J. O'Brien
                                           _________________________

                                        Title: Vice President
                                              ______________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


By their signatures below, the undersigned Guarantors acknowledge and agree to be bound by the applicable provisions of this Amendment:

HANOVER DIRECT, INC.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Senior Vice President
       ------------------------


AEGIS RETAIL CORPORATION

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


AEGIS SAFETY HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


AEGIS VENTURES, INC.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


AMERICAN DOWN & TEXTILE COMPANY

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


BRAWN WHOLESALE CORP.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


THE COMPANY FACTORY, INC.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


THE COMPANY OFFICE, INC.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


COMPANY STORE HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


D.M. ADVERTISING, INC.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


GUMP'S CATALOG, INC.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


GUMP'S HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------


HANOVER CASUALS, INC.

By: /s/ Edward J. O'Brien
    ---------------------------

Title: Vice President
       ------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


HANOVER CATALOG HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


HANOVER FINANCE CORPORATION

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


HANOVER LIST MANAGEMENT, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


HANOVER VENTURES, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


LEICHTUNG OF MICHIGAN, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


LWI RETAIL, INC.

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________


SCANDIA DOWN CORPORATION

By: /s/ Edward J. O'Brien
    ____________________________

Title: Vice President
       _________________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


TWEEDS OF VERMONT, INC.

By:     /s/ Edward J. O'Brien
       -------------------------
Title:   Vice President
       -------------------------


YORK FULFILLMENT COMPANY, INC.

By:      /s/ Edward J. O'Brien
       -------------------------
Title:   Vice President
       -------------------------


AUSTAD HOLDINGS, INC.

By:      /s/ Edward J. O'Brien
       -------------------------
Title:   Vice President
       -------------------------